DEBT	12 Months Ended
Dec. 31, 2012
DEBT [Abstract]
DEBT
21. DEBT

(in thousands of $)	2012	2011
Total long-term debt due to third parties	704,519	400,574
Less: current portion of long-term debt due to third parties	(64,822)	(49,906)
Total long-term debt due to third parties	639,697	350,668
Total long-term debt due to related parties	34,953	222,310
Long-term debt	674,650	572,978

The Partnership's outstanding debt as of December 31, 2012 is repayable as follows:

Year Ending December 31, (in thousands of $)
2013	64,822
2014	51,838
2015	79,782
2016	42,550
2017	276,355
2018 and thereafter	224,125
Total	739,472

Except for the high-yield bonds, the Partnership's debt is denominated in U.S. dollars and bears interest at fixed or floating rates at a weighted average interest rate for the years ended December 31, 2012 and 2011 of 3.93% and 3.84%, respectively.

At December 31, 2012, the maturity dates for the Partnership's debt were as follows:

(in thousands of $)	2012	2011	Maturity date
Mazo facility	13,521	38,932	2013
Golar LNG vendor financing loan - Golar Freeze	—	222,310	2014
High-yield bonds	233,804	—	2017
Golar LNG Partners credit facility	247,500	257,500	2018
Golar Freeze facility	89,647	104,142	2015/2018	*
NR Satu facility	155,000	—	2019
	739,472	622,884

*The Commercial Loan facility tranche matures in 2015 and the Exportfinans Loan facility tranche matures in 2018.

Mazo Facility

In November 1997, Osprey, Golar's predecessor, entered into a secured loan facility of $214.5 million in respect of the vessel, the Golar Mazo. The facility bears a floating interest rate equal to LIBOR plus a margin and repayments are due semi-annually and commenced in June 2001, ending June 2013. The loan agreement requires that certain cash balances, representing interest and principal repayments for defined future periods, be held by the trust company during the period of the loan. These balances are referred to in these financial statements as restricted cash (see note 17).

High-yield bonds

In October 2012, the Partnership completed the issuance of NOK1,300 million senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds at the time of issuance is equivalent to approximately $227 million. The bonds bear interest at 3 months NIBOR plus a margin of 5.20% payable quarterly. All interest and principal payments on the bonds were swapped into U.S. dollars including fixing interest payments at 6.485%. The net proceeds from the bonds were used primarily to repay the $222.3 million 6.75% loan due October 2014 from Golar that was utilized to purchase the Golar Freeze (Golar LNG Vendor Financing Loan - Golar Freeze). The bonds were listed on the Oslo Bors ASA in December 2012. As of December 31, 2012, the U.S. dollar equivalent of the principal amount is $233.8 million.

Golar LNG Partners Credit Facility

In September 2008, the Partnership refinanced existing loan facilities in respect of two of its vessels the Methane Princess and the Golar Spirit and entered into a new $285 million revolving credit facility with a banking consortium. The loan is secured against the Golar Spirit and assignment to the lending of a bank mortgage given to the Partnership by the lessors of the Methane Princess, with a second priority charge over the Golar Mazo.

The revolving credit facility accrues floating interest at a rate per annum equal to LIBOR plus a margin. The initial draw down amounted to $250 million in November 2008. The total amount outstanding at the time of refinancing, in respect of the two vessels' facilities was $202.3 million. The Partnership drew down a further $35 million for the period to March 2009. As of December 31, 2012, the revolving credit facility provided for available borrowings of up to $247.5 million, of which $247.5 million was outstanding. The revolving credit facility is a reducing facility which decreases by $2.5 million per quarter from June 30, 2009 through December 31, 2012 and by $5.5 million per quarter from March 31, 2013 through December 31, 2017. Accordingly, as of December 31, 2012, the Partnership has no ability to draw additional amounts under this facility. The loan has a term of ten years and is repayable in quarterly installments commencing in May 2009 with a final balloon payment of $137.5 million due in March 2018, its maturity date.

Golar Freeze Facility

The Golar Freeze facility was assumed by the Partnership pursuant to the purchase of the Golar Freeze from Golar, in October 2011. The amount originally drawn down under the facility in June 2010 was $125 million. The amount outstanding under the facility at the time the Partnership assumed the debt was approximately $108.0 million. As of December 31, 2012, there was approximately $89.6 million of borrowings outstanding under the Golar Freeze facility. The Golar Freeze facility is secured against the Golar Freeze with second priority mortgage over the Golar Winter, second priority assignment of insurances on the Golar Winter, and second priority assignment of earnings from the Golar Winter time charter contract with Petrobras, net of lease and certain approved currency swap payments to the Golar Winter lessor. The facility is with a syndicate of banks and financial institutions and bears interest at LIBOR plus a margin. The facility is split into two tranches, the Commercial Loan facility and the Exportfinans Loan facility. Repayments under the Commercial Loan facility tranche are due quarterly based on an annuity profile with a final balloon payment of $34.8 million payable in May 2015. The Exportfinans Loan facility tranche is for $50 million with a term of eight years and repayable in equal quarterly installments with the final payment due in June 2018. The Golar Freeze facility requires certain balances to be held on deposit during the period of the loan (see note 17).

NR Satu Facility

In December 2012, PT Golar Indonesia, the company that owns and operates the FSRU, NR Satu, entered into a 7 year secured loan facility. The total facility amount is $175 million and is split into two tranches, a $155 million term loan facility and a $20 million revolving facility. The facility is with a syndicate of banks and bears interest at LIBOR plus a margin of 3.5%. PT Golar Indonesia drew down $155 million on the term loan facility in December 2012. The loan is payable on a quarterly basis with a final balloon payment of $52.5 million payable after 7 years. The NR Satu facility requires certain balances to be held on deposit during the period of the loan (see note 17).

Golar LNG Vendor Financing Loan - Golar Freeze

In connection with the purchase of the Golar Freeze from Golar in October 2011, the Partnership entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment of $222.3 million due in October 2014. The loan was repaid in October 2012 using the net proceeds from the bond issuance.

Golar LNG Vendor Financing Loan - NR Satu

In connection with the purchase of the NR Satu from Golar in July 2012, the Partnership entered into a financing loan agreement with Golar for an amount of $175 million. Of this amount, $155 million was drawn down in July 2012. A further $20 million is available for drawdown until July 2015. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment for the amount drawn down due within three years from the date of draw down. The loan was repaid in December 2012 using the proceeds from the NR Satu facility.

As of December 31, 2012, the margins the Partnership pays under its loan agreements are above LIBOR at a fixed or floating rate ranging from 0.87% to 3.50%. The margin related to our high-yield bond is 5.20% above NIBOR.

Debt and lease restrictions

The Partnership's loan debt is collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose operating and financing restrictions which may limit or prohibit, among other things, the Partnership's ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements. Various debt agreements of the Partnership contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants, working capital ratios, net debt to EBITDA ratios and minimum free cash restrictions. With regards to cash restrictions, the Partnership has covenanted to retain at lease $20 million of cash and cash equivalents on a consolidated group basis.

In April 2013, the Partnership received waivers relating to breach of covenants under the Golar LNG Partners credit facility and the Golar Freeze facility relating to change of control over the Partnership. The waiver relating to the Golar LNG Partners credit facility extends to January 1, 2014. The waiver relating to the Golar Freeze facility is permanent. As discussed in note 1, following the first annual general meeting of common unitholders on December 13, 2012, Golar ceased to control the board of directors as the majority of board members became electable by the common unitholders. Absent this waiver, the Partnership would not have been in compliance with this covenant as of December 31, 2012 as Golar no longer controls the appointment of the majority of the members of the board of directors. In connection with the grant of such waiver, in order to avoid any such default that could occur in the future, the definition of a change of control contained in the Golar LNG Partners credit facility and the Golar Freeze credit facility are being amended.

In March 2012, the Partnership received a waiver relating to the Partnership's requirement to comply with the consolidated net worth covenant effective as of December 31, 2011 from the lenders under the Golar LNG Partners credit facility. Absent this waiver, the Partnership would not have been in compliance with such covenant as of December 31, 2011 due to the required accounting treatment of the Partnership's acquisition from Golar of a 100% interest in the subsidiaries that own and operate the Golar Freeze. Such acquisition is accounted for as a reorganization of entities under common control. Such accounting treatment requires that the excess of the proceeds the Partnership paid over the historical cost of the combining entity be treated as an equity distribution, which resulted in a $165.8 million reduction in the Partnership's equity as of December 31, 2011. In connection with the grant of such waiver, in order to avoid any such default that could occur in the future as a result of acquisitions by the Partnership from Golar that may require accounting as a reorganization of entities under common control, the definition of consolidated net worth contained in such credit facility has been amended to permit, in connection with up to two such additional acquisitions by the Partnership from Golar, the addition to the Partnership's consolidated net worth (as defined in such credit facility) of the difference between the original purchase price and the original net book value (subject to adjustment for depreciation). The Partnership has completed the acquisitions of the the NR Satu and the Golar Grand from Golar since securing the waiver in March 2012.